Exhibit 99.1

NEWS RELEASE

COMPUWARE CORPORATION                                           COMPUWARE [LOGO]
---------------------------------------------
Corporate Headquarters
ONE CAMPUS MARTIUS o DETROIT, MICHIGAN 48226
(313) 227-7300

For Immediate Release
May 12, 2004

                     Compuware Corporation Earnings Increase
                          50 Percent in Fourth Quarter

DETROIT--May 12, 2004--Compuware Corporation (NASDAQ: CPWR) today announced financial results for its fourth quarter and fiscal year ended March 31, 2004.

"These great results confirm that Compuware is in an outstanding position to achieve healthy, sustainable growth," said Compuware Chairman and CEO Peter Karmanos, Jr. "Compuware's development, quality assurance and performance management solutions address the most pressing technical and business issues in the marketplace--and they do so in all of the environments most used by businesses today. Combined with our skilled services staff and integrated through Compuware IT Governance by Changepoint, Compuware's solutions deliver unmatched IT value. Looking forward, we are convinced that the addition of Changepoint to our IT solutions portfolio will dramatically enhance our business prospects, allowing us to demonstrate directly to CIOs the unique, unrivaled results we can deliver to their organizations."

Fourth Quarter Fiscal 2004 Results

Compuware reports fourth quarter revenues of $337.7 million. Net income in the quarter was $33.9 million, compared to $21.4 million in the fourth quarter last year. Earnings per share (diluted computation) were 9 cents, compared to 6 cents in the same quarter last year, based upon 387.2 million and 379.2 million shares outstanding, respectively.

During the company's fourth quarter, software license fees were $101.3 million, up more than 30 percent over the fourth quarter last year. Maintenance fees were $104.3 million, up 1.2 percent from the same quarter last year. Revenue from professional services was $132.2 million.

Fiscal Year 2004 Results

During the fiscal year ended March 31, 2004, revenues were $1.26 billion. Net income was $49.8 million for fiscal 2004. Earnings per share (diluted computation) were 13 cents, based upon 384.6 million shares outstanding.

During the year, software license fees were $296.6 million, and maintenance revenue was $408.2 million. Professional services fees for fiscal year 2004 were $559.8 million.

                                     -MORE-

Compuware Corporation Earnings Increase 50 Percent in Fourth Quarter
May 12, 2004

Fourth Quarter Fiscal Year 2004 Highlights

During the fourth quarter, Compuware:

o Announced the acquisition of the products and technology of Covisint, LLC, the company whose solutions connect the global automotive industry.

o Released version 3.1 of its popular OptimalJ development platform, which includes industry-leading support for Web Services security, a broader set of options for Compuware OptimalJ's integrated testing environment--including testing support for BEA WebLogic Server and IBM WebSphere Application Server--and enhanced features for legacy integration.

o Together with ComponentSource, the world's largest marketplace and community for reusable software components and a Software Reuse Infrastructure Provider, announced a global distribution agreement. Through this agreement Compuware will provide tools that increase developer productivity and application quality to ComponentSource's more than 600,000 J2EE and .NET customers.

o Announced an independent research report conducted by The Middleware Company that revealed that model-driven, pattern-based development delivers productivity gains approaching 70 percent in the maintenance phase of the application life cycle.

o Announced the general availability of Compuware DriverStudio 3.1, a suite of tools that accelerates the driver development life cycle and promotes the development of high-quality Windows device drivers. This product helps device driver developers write, debug, test and tune high-quality driver code that meet the strict quality standards for Windows Hardware Quality Labs certification to ensure device driver quality.

o Announced the results of a study commissioned by Compuware and conducted by Forrester Consulting that surveyed 430 senior IT executives from large companies in the U.S. and Europe, focusing on how IT organizations approach performance management of their critical business applications. The study revealed that many IT organizations are reactive in solving performance problems.

o Announced that its Testing and Integration Center (TIC) underwent an assessment against the Capability Maturity Model for Software and was rated at CMM Level 3. The TIC is Compuware's internal quality assurance organization, responsible for testing the integration between Compuware products and product families, as well as demonstrating how Compuware's products are used in a production environment.

o Announced that Compuware DevPartner and Compuware OptimalJ were recognized and honored in SYS-CON Media's 2003 Readers' choice Awards--.NET Developer's Journal and Java Developer's Journal--for their contributions to the .NET and Java developer communities.

o Announced that Micro-News Network, an emergency notification applications company, used Compuware OptimalJ to develop its flagship emergency alert application, SNAP(TM)-Com EL, with a development time that was ten times faster than expected.

o Announced that for the second consecutive year, DevPartner Studio 7.1 Professional Edition won a Software Development Productivity Award in the "Utilities" category.

o Announced that Enlighten, an award-winning interactive design, development and consulting firm, selected Compuware OptimalJ to help its developers reduce J2EE application development time by automatically generating much of the code for a Hunter Douglas web application project.

                                     -MORE-

Compuware Corporation Earnings Increase 50 Percent in Fourth Quarter
May 12, 2004

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) is a world leader in delivering software and services that enable businesses to manage their enterprises and maximize the value of their IT assets. Compuware solutions accelerate the development, improve the quality and enhance the performance of business-driving applications. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com/.

                                      ###

Press Contact:

Lisa Elkin, Vice President, Communications and Investor Relations, 313-227-7345, lisa.elkin@compuware.com

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations, including expectations about Changepoint, and are subject to risks and uncertainties. Risks and uncertainties about the Company are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                            AS OF MARCH 31,
                                                      -------------------------
                                     ASSETS
                                                         2004           2003
                                                      ----------     ----------
 CURRENT ASSETS:
   Cash and cash equivalents                          $  454,916     $  319,466
   Investments                                           149,654        156,737
   Accounts receivable, net                              452,057        515,819
   Deferred tax asset, net                                32,460         30,605
   Income taxes refundable, net                           33,946         10,853
   Prepaid expenses and other current assets              19,976         16,951
                                                      ----------     ----------
           Total current assets                        1,143,009      1,050,431
                                                      ----------     ----------

 INVESTMENTS                                             162,484         95,095
                                                      ----------     ----------

 PROPERTY AND EQUIPMENT, LESS ACCUMULATED
   DEPRECIATION AND AMORTIZATION                         444,401        386,678
                                                      ----------     ----------

 CAPITALIZED SOFTWARE, LESS ACCUMULATED
   AMORTIZATION                                           45,489         54,514
                                                      ----------     ----------

 OTHER:
   Accounts receivable                                   198,742        260,735
   Deferred tax asset, net                                               20,174
   Goodwill, net                                         213,359        212,288
   Other                                                  26,597         42,770
                                                      ----------     ----------
           Total other assets                            438,698        535,967
                                                      ----------     ----------

 TOTAL ASSETS                                         $2,234,081     $2,122,685
                                                      ==========     ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

 CURRENT LIABILITIES:
   Accounts payable                                   $   35,298     $   37,588
   Accrued expenses                                      154,962        134,579
   Deferred revenue                                      302,804        296,998
                                                      ----------     ----------
           Total current liabilities                     493,064        469,165

 DEFERRED REVENUE                                        300,664        299,079

 ACCRUED EXPENSES                                         22,073         22,750

 DEFERRED TAX LIABILITY, NET                               4,689
                                                      ----------     ----------
           Total liabilities                             820,490        790,994
                                                      ----------     ----------

 SHAREHOLDERS' EQUITY:
   Common stock                                            3,853          3,824
   Additional paid-in capital                            722,206        704,190
   Retained earnings                                     681,115        631,906
   Foreign currency translation adjustment                 6,417         (8,229)
                                                      ----------     ----------
           Total shareholders' equity                  1,413,591      1,331,691
                                                      ----------     ----------

 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $2,234,081     $2,122,685
                                                      ==========     ==========

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)


                                                                   QUARTER ENDED         TWELVE MONTHS ENDED
                                                                      MARCH 31,               MARCH 31,
                                                                -------------------   ------------------------
                                                                  2004       2003        2004          2003
                                                                --------   --------   ----------    ----------
REVENUES:
  Software license fees                                         $101,266   $ 77,787   $  296,627    $  295,720
  Maintenance fees                                               104,278    103,086      408,191       412,176
  Professional services fees                                     132,153    156,735      559,829       667,444
                                                                --------   --------   ----------    ----------
       Total revenues                                            337,697    337,608    1,264,647     1,375,340
                                                                --------   --------   ----------    ----------

OPERATING EXPENSES:
  Cost of software license fees                                    8,251      7,660       31,579        30,740
  Cost of professional services                                  113,807    146,743      513,621       611,644
  Technology development and support                              39,257     35,383      163,655       143,289
  Sales and marketing                                             83,476     69,461      310,643       264,012
  Administrative and general                                      51,723     52,126      209,797       191,131
                                                                --------   --------   ----------    ----------
       Total operating expenses                                  296,514    311,373    1,229,295     1,240,816
                                                                --------   --------   ----------    ----------

INCOME FROM OPERATIONS                                            41,183     26,235       35,352       134,524

OTHER INCOME                                                       5,930      6,156       20,665        21,691
                                                                --------   --------   ----------    ----------

INCOME BEFORE INCOME TAXES                                        47,113     32,391       56,017       156,215

INCOME TAX PROVISION                                              13,191     11,013        6,185        53,113
                                                                --------   --------   ----------    ----------

NET INCOME                                                      $ 33,922   $ 21,378   $   49,832    $  103,102
                                                                ========   ========   ==========    ==========

DILUTED EPS COMPUTATION
Numerator:  Net income                                          $ 33,922   $ 21,378   $   49,832    $  103,102
                                                                --------   --------   ----------    ----------
Denominator:
  Weighted-average common shares outstanding                     384,422    378,371      382,630       377,028
  Dilutive effect of stock options                                 2,804        816        1,978         1,412
                                                                --------   --------   ----------    ----------
  Total shares                                                   387,226    379,187      384,608       378,440
                                                                --------   --------   ----------    ----------
Diluted EPS                                                     $   0.09   $   0.06   $     0.13    $     0.27
                                                                ========   ========   ==========    ==========

                       COMPUWARE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (In Thousands)

                                                                                       TWELVE MONTHS ENDED
                                                                                             MARCH 31,
                                                                                      ---------------------
                                                                                        2004        2003
                                                                                      ---------   ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                          $  49,832   $ 103,102
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                      55,175      53,808
      Tax benefit from exercise of stock options                                            704         152
       Issuance of common stock to ESOP                                                               9,425
      Acquisition tax benefits                                                            6,579       7,056
      Deferred income taxes                                                              23,775      36,577
      Other                                                                               3,774       6,212
      Net change in assets and liabilities:
        Accounts receivable                                                             163,479     182,502
        Prepaid expenses and other current assets                                        (1,404)         (9)
        Other assets                                                                      4,887         776
        Accounts payable and accrued expenses                                            (1,289)    (50,562)
        Deferred revenue                                                                (24,378)      4,464
        Income taxes                                                                    (23,014)     16,870
                                                                                      ---------   ---------
             Net cash provided by operating activities                                  258,120     370,373
                                                                                      ---------   ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Property and equipment:
           Headquarters facility                                                        (65,240)   (219,071)
           Other                                                                         (9,358)     (6,222)
      Capitalized software                                                              (11,287)    (11,369)
      Business                                                                           (6,939)
  Investments:
      Proceeds                                                                          356,713     201,938
      Purchases                                                                        (404,048)   (267,502)
                                                                                      ---------   ---------
             Net cash used in investing activities                                     (140,159)   (302,226)
                                                                                      ---------   ---------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                                             2,798       1,503
  Contribution to stock purchase plans                                                    8,293       9,563
  Repurchase of common stock                                                               (996)
                                                                                      ---------   ---------
             Net cash provided by financing activities                                   10,095      11,066
                                                                                      ---------   ---------

 EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                  7,394       6,948
                                                                                      ---------   ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                               135,450      86,161

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        319,466     233,305
                                                                                      ---------   ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                            $ 454,916   $ 319,466
                                                                                      =========   =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                  QUARTER ENDED
                                               ---------------------            QUARTER ENDED
                                               MARCH 31,   MARCH 31,   YR - YR   DECEMBER 31,  QTR - QTR
                                                 2004        2003     % Change       2003       % Change
                                               ---------   ---------   -------   ------------  ---------
License Fees:
  Distributed Product License Fees
  DevPartner                                 $   7,056    $   5,878     20.0%     $   6,901        2.2%
  QACenter and File-AID Client/Server            9,317        6,517     43.0%         6,173       50.9%
  UNIFACE and Optimal                            6,056        6,575     (7.9%)        5,496       10.2%
  Vantage                                       13,614        7,643     78.1%        11,610       17.3%
                                             ---------    ---------               ---------
  Total Distributed Product License Fees        36,043       26,613     35.4%        30,180       19.4%
  Mainframe Product License Fees                65,223       51,174     27.5%        50,498       29.2%
                                             ---------    ---------               ---------
Total License Fees                             101,266       77,787     30.2%        80,678       25.5%

Maintenance Fees                               104,278      103,086      1.2%       102,940        1.3%
                                             ---------    ---------               ---------
Total Products Revenue                       $ 205,544    $ 180,873     13.6%     $ 183,618       11.9%
                                             =========    =========               =========

Total Mainframe Products Revenue             $ 151,114    $ 138,242      9.3%     $ 135,943       11.2%
Total Distributed Products Revenue           $  54,430    $  42,631     27.7%     $  47,675       14.2%

Total Products Revenue by Geography
  North America                              $ 104,266    $  98,926      5.4%     $  97,003        7.5%
  International                              $ 101,278    $  81,947     23.6%     $  86,615       16.9%

Product Releases
  Mainframe                                          5           26    (80.8%)            4       25.0%
  Distributed                                       14           19    (26.3%)           16      (12.5%)

Total Costs of Software Products             $ 130,984    $ 112,504     16.4%     $ 132,042       (0.8%)

Professional Services
  Professional Services Revenue              $ 132,153    $ 156,735    (15.7%)    $ 134,567       (1.8%)
  Contribution Margin                            13.9%         6.4%                    8.0%
  Billable Headcount                             4,233        5,164    (18.0%)        4,707      (10.1%)

Total Company Headcount                          8,660        9,356     (7.4%)        9,097       (4.8%)